Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 12, 2022 and is between Intrusion Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below) as to the Shares and the Warrants, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1             Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Authorization” shall have the meaning ascribed to such term in Section 3.1(kk).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the shares of common stock of the Company, $0.01 par value per share and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Wilson Sonsini Goodrich & Rosati, P.C.

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“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Environmental Law” shall have the meaning ascribed to such term in Section 3.1(o).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(t).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options or other security-based compensation to employees, officers, directors, consultants or advisors of the Company pursuant to any stock option plan, omnibus long-term incentive plan or similar arrangement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors, or a majority of the members of a committee of non-employee directors established for such purpose; provided, that any issuance of securities to consultants or advisors pursuant to clause (a) above that are not issued pursuant to a Form S-8 shall be issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 60 day period following the Closing Date; (b) securities issued or issuable upon the exercise, exchange of or conversion of any Securities issued hereunder and/or currently outstanding securities that are exercisable or exchangeable for, redeemable for or convertible into shares of Common Stock, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits, combinations or other equitable adjustments) or to extend the term of such securities; (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities shall be issued as "restricted securities" (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 60-day period following the Closing Date, and provided further that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; and (d) shares of Common Stock, restricted stock units (RSUs) or options in connection with existing employment contracts and the hire of new executive officers/consultants of the Company; provided, that any issuance of securities to consultants pursuant to this clause (d) that are not issued pursuant to a Form S-8 shall be issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 60-day period following the Closing Date.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(j).

“Hazardous Substances” shall have the meaning ascribed to such term in Section 3.1(o).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(r).

“Issuer Free Writing Prospectus” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“IT Systems” shall have the meaning ascribed to such term in Section 3.1(ii).

“Lien” means a lien, charge, mortgage, pledge, security interest, claim, right of first refusal, pre-emptive right, or other encumbrance of any kind whatsoever.

“Lock-Up Agreement” means the Lock-Up Agreements, each dated as of the Closing Date, by and between the Company and (i) the members of the board of directors of the Company and (ii) the executive officers of the Company, in substantially the form of Exhibit A.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning assigned to such term in Section 3.1(q).

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“Money Laundering Laws” shall have the meaning assigned to such term in Section 3.1(hh).

“Offering” means the offering of the Securities hereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Personal Data” shall have the meaning ascribed to such term in Section 3.1(ii).

“Per Share and Warrant Purchase Price” equals $4.29, of which $4.17 is allocable to each share of Common Stock being sold hereunder, and of which $0.12 is allocable to each Warrant being purchased hereunder, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other transactions of the Common Stock that occur after the date of this Agreement.

“Placement Agent” means Wellington Shields & Co. LLC.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition) pending or, to the Company’s knowledge, threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Prospectus” means the final base prospectus filed as part of the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Statement” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Sanctions” shall have the meaning ascribed to such term in Section 3.1(ff).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(j).

“Securities” means for each Purchaser, the Shares and the Warrants purchased pursuant to this Agreement. Each Security will be comprised of one Share and a Warrant.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement, but excluding the Warrant Shares.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Common Stock).

“Streeterville Notes” means that certain Promissory Note #1, dated March 10, 2022, by and between the Company and Streeterville Capital, LLC and that certain Promissory Note #2, dated June 8, 2022, by and between the Company and Streeterville Capital, LLC.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

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“Subsidiary” and “Subsidiaries” shall have the meanings ascribed to such terms in Section 3.1(a).

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means the Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Pink Market, or the OTCQX or the OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Trading Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

“Transaction Documents” means this Agreement, the Warrants, the Lock-Up Agreements and the Placement Agency Agreement dated on or about the date hereof between the Placement Agent and the Company, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Limited, the current transfer agent of the Company, with offices at 801 US Highway 1, North Palm Beach, FL 33408, and any successor transfer agent of the Company.

“Warrants” means the warrants to purchase shares of Common Stock of the Company at an exercise price of $5.22 per share and which shall be immediately exercisable after issuance and have a term of five years after issuance, in each case in accordance with the terms set forth in Exhibit B. The Warrants offered and sold to each Purchaser hereunder will entitle such Purchaser to purchase a number of Warrant Shares equal to 100% of the number of Shares being purchased by such Purchaser.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

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ARTICLE II.

PURCHASE AND SALE

2.1              Closing. On the second Business Day following the execution of this Agreement, or the third Business Day if this Agreement is executed after on or after 4:30 p.m., Eastern Time (the “Closing Date”), upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $5,914,524.33 of Securities, at the Per Share and Warrant Purchase Price. The Company shall deliver to each Purchaser its Shares and Warrants, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of McGuireWoods LLP, 1251 Avenue of the Americas, 20th Floor, New York, New York 10020, or such other location as the parties shall mutually agree or by electronic exchange of executed documents. Payment of each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser for the Securities shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the Shares in book-entry form either through the facilities of the Depository Trust Company or otherwise on the books and records of the Transfer Agent and the Warrants in originally signed form. The Shares and Warrants shall be registered in such name or names and in such authorized denominations as indicated by the Purchasers in the signature pages to this Agreement. Notwithstanding the foregoing, the potential Purchaser named in Schedule A to this Agreement may delay delivery of $1.8 million of his $2.0 million Subscription Amount, and the Company may then correspondingly delay delivery of $1.8 million of the Securities owed to such Purchaser, to a date that is no later than October 28, 2022. If such Purchaser elects to delay such delivery, the subsequent closing shall be on the same terms and subject to the same conditions as applied on the Closing Date, modified as appropriate for the delayed and limited nature, except that the deliverables contemplated by Section 2.2(a)(ii), (viii) and (ix) shall not be required on such closing date and the closing conditions set forth Section 2.3(b) shall not apply.

2.2              Deliveries.

(a)               On or prior to the Closing Date, except with respect to the Purchaser identified on Schedule A, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)                this Agreement duly executed by the Company;

(ii)               a legal opinion of Company Counsel, in a form reasonably acceptable to the Placement Agent;

(iii)              the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(iv)              a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (DWAC), or otherwise on the books and records of the Transfer Agent, Shares equal to such Purchaser’s Subscription Amount less the aggregate Per Warrant Purchase Price divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(v)               a Warrant registered in the name of such Purchaser to purchase up to the number of shares of Common Stock equal to 100% of such Purchaser’s Shares, subject to adjustment as set forth therein, a PDF copy of which shall be provided to such Purchaser on the Closing Date, with original Warrant to be delivered to applicable Purchaser within five (5) business days of Closing;

(vi)             Lock-up Agreements, executed by (x) the members of the board of directors of the Company and (y) the executive officers of the Company and countersigned by the Company;

(vii)            an Officer’s Certificate, in form and substance satisfactory to the Placement Agent;

(viii)            a Secretary’s Certificate, in form and substance satisfactory to the Placement Agent;

(ix)              the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)              On or prior to the Closing Date, except with respect to the Purchaser identified on Schedule A, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)                 this Agreement duly executed by such Purchaser; and

(ii)               such Purchaser’s Subscription Amount, which shall be paid by wire transfer in Federal (same day) funds, payable to the order of the Company.

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2.3              Closing Conditions.

(a)               The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)                the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (except to the extent a representation or warranty speaks as of a specific date, in which case such representation or warranty shall be accurate as of such date);

(ii)               all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii)              all Required Approvals shall have been obtained; and

(iv)              the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)              Except with respect to the Purchaser identified on Schedule A, the respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)                the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Company contained herein (except to the extent a representation or warranty speaks as of a specific date, in which case such representation or warranty shall be accurate as of such date);

(ii)               all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)              the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)              there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)               on the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Trading Market, and trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Placement Agent, makes it impracticable or inadvisable to purchase the Securities at the Closing.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a)               Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21 to the Company’s most recently filed Annual Report on Form 10-K other than Intrusion Ltd., which has been dissolved (each entity other than Intrusion Ltd., a “Subsidiary”, and collectively, the “Subsidiaries”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue capital stock.

(b)              Organization and Qualification. The Company and each of the Subsidiaries has been duly organized and validly exists as a corporation, limited partnership or company in good standing (or the foreign equivalent thereof, if any) under the laws of its jurisdiction of organization. The Company and each of the Subsidiaries is duly qualified to do business and is in good standing as a foreign or extra-provincial corporation, partnership, company or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) would not have a Material Adverse Effect. To the knowledge of the Company, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The term “Material Adverse Effect” means an effect, change, event or occurrence that, alone or in conjunction with any other or others: (i) has or would reasonably be expected to have a material adverse effect on the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole or (ii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and of itself, to constitute a Material Adverse Effect.

(c)               Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company.

(d)              No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority, to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

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(e)               Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state (including state blue sky laws), local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, including with respect to the issuance and sale of the Securities, other than: (i) the filings required pursuant to Section 4.5 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iv) such filings as are required to be made under applicable state securities laws or by the bylaws and rules of the Financial Industry Regulatory Authority (collectively, the “Required Approvals”) and (v) any such consents, waivers, authorizations that have been, or prior to the Closing Date will be, obtained by the Company or as would not have or reasonably be expected to result in a Material Adverse Effect.

(f)                Issuance of the Shares and Warrant Shares; Qualification; Registration.

(i)               The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Warrants, when issued and paid for in accordance with the applicable Transaction Documents, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof. The Warrant Shares are duly authorized and, when issued and paid for in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement including with respect to issuance of the Warrant Shares upon exercise of the Warrants. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

(ii)              The Company has prepared and filed with the Commission a registration statement under the Securities Act on Form S-3 (File No. 333-258491) providing for the offer and sale, from time to time, of up to $100,000,000 of the Company’s securities (the “Registration Statement”). The Registration Statement was declared effective under the Securities Act on August 16, 2021. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company is eligible to use Form S-3 under the Securities Act and it meets the transaction requirements with respect to the aggregate market value of securities being sold pursuant to this offering and during the twelve (12) calendar months prior to this offering, as set forth in General Instruction I.B.6 of Form S-3. No stop order suspending the effectiveness of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and any request on the part of the Commission for additional information has been complied with.

Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Securities is hereafter referred to as an “Issuer Free Writing Prospectus”. Any reference herein to the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein as of the date of filing thereof; and any reference herein to any “amendment” or “supplement” with respect to any of the Prospectus or the Prospectus Supplement shall be deemed to refer to and include (i) the filing of any document with the Commission incorporated or deemed to be incorporated therein by reference after the date of filing of such Prospectus or Prospectus Supplement and (ii) any such document so filed.

All references in this Agreement to the Registration Statement, the Prospectus, or the Prospectus Supplement, or any Issuer Free Writing Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission on EDGAR.

(g)              Securities Act Compliance. The Registration Statement and the Prospectus comply, and the Prospectus Supplement and any further amendments or supplements to the Registration Statement, the Prospectus or the Prospectus Supplement will comply, in all material respects with the applicable provisions of the Securities Act. Each part of the Registration Statement, when such part was declared effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and the Prospectus Supplement and any amendments or supplements thereto, at the time the Prospectus, the Prospectus Supplement or any such amendment or supplement to either of the foregoing was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act, including, but not limited to, the disclosure obligations required under Item 404(a) of Regulation S-K. The Prospectus and the Prospectus Supplement, as of their respective filing dates, and any amendments or supplements thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Placement Agent specifically for use in the preparation thereof.

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(h)              Capitalization. The equity capitalization of the Company as of June 30, 2022 is as set forth in the SEC Reports. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable and have been duly and validly authorized and issued in compliance with all federal and state securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company any Common Stock or Common Stock Equivalent, except for such rights as may have been fully satisfied or waived prior to the date hereof. Except as a result of the purchase and sale of the Securities and as described in the Registration Statement, the Prospectus and the Prospectus Supplement, the Company has no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Common Stock or Common Stock Equivalents. No Person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, except for which waivers in full have been obtained by the Company. The issuance and sale of the Securities will not obligate the Company to issue Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company. Except as disclosed in the SEC Reports, there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party.

(i)                SEC Reports. Since January 1, 2021, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Since January 1, 2021, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the SEC Reports, taken on the whole, as of the date hereof do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the Securities Act.

(j)                Financial Statements. The consolidated financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Prospectus and the Prospectus Supplement comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(k)               Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest consolidated financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed.

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(l)                Litigation. Except as disclosed in the SEC Reports, there is no Proceeding which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, which would result in a Material Adverse Effect. The Company has disclosed, in the documents filed by the Company pursuant to Sections 12, 13, 14 or 15 of the Exchange Act and incorporated or deemed to be incorporated by reference into the Prospectus, all such information that it is required to disclose in respect of any Proceeding pursuant to the requirements of the Securities Act and the Exchange Act, as applicable. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any material investigation by the Commission involving the Company or any current or former director or officer of the Company which is required to be disclosed in the SEC Reports that has not been so disclosed.

(m)              Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a labor union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)              Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(o)              Environmental Law. There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, would not have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary, except as would not, individually or in the aggregate, have a Material Adverse Effect. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Except as disclosed in the Prospectus, neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, which, in any case (individually or in the aggregate), would have a Material Adverse Effect. The Company and each Subsidiary are in compliance with all applicable federal, state, local and Environmental Laws and each has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, except for failures to comply or failures to obtain permits which, individually or in the aggregate, would not have a Material Adverse Effect.

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(p)              Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(q)              Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(r)               Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person and neither is aware of any facts which would form a reasonable basis for any such claim, except as would not have or reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties and to protect and maintain their Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except for violations that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, none of the Intellectual Property Rights used by the Company or any of its Subsidiaries in their respective businesses has been obtained or is being used by the Company or such Subsidiary in violation of any contractual obligation binding on the Company or any of its subsidiaries in violation of the rights of any person. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of, or payment of, and additional amounts with respect to, nor require the consent of, any other person regarding the Company’s or any of its subsidiaries’ right to own or use any of the Intellectual Property Rights as owned or used in the conduct of such party’s business as currently conducted. To the knowledge of the Company and its Subsidiaries, no employee of any of the Company or any of the Subsidiaries is the subject of any pending claim or proceeding involving a violation of any term of any employment contract, invention disclosure agreement, patent disclosure agreement, noncompetition agreement, non-solicitation agreement, nondisclosure agreement or restrictive covenant to or with a former employer, where the basis of such violation relates to such employee’s employment with the Company or the Subsidiaries or actions undertaken by the employee while employed with the Company and its Subsidiaries.

(s)               Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t)                Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries and their respective officers and directors are in compliance, in all material respects, with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of applicable dates specified under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed annual report on Form 10-K the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as set forth in the Prospectus, since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and the Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and the Subsidiaries.

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(u)              Certain Fees. Except for fees payable to the Placement Agent as will be as set forth in the Prospectus, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(u) that may be due in connection with the transactions contemplated by the Transaction Documents.

(v)               Investment Company. The Company is not, and immediately after receipt of payment for the Securities, will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w)             Registration Rights. Except as disclosed in the SEC Reports, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of the public sale or resale of any securities of the Company or any Subsidiary.

(x)               Listing and Maintenance Requirements. The Company is subject to the reporting requirements of Section 13 of the Exchange Act and files periodic reports with the SEC; the Common Stock is registered with the SEC under Section 12(b) of the Exchange Act. The Company has taken no action designed to or which is likely to have the effect of terminating the registration of its Common Stock under the Exchange Act nor has it received any notice from the Commission that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance in all material respects with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y)              Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

(z)               Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations to the extent that such taxes are not being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(aa)             Foreign Corrupt Practices; Criminal Acts. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has in the past five (5) years (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

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(bb)            Accountants. To the knowledge and belief of the Company, the Company’s independent registered public accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) will express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(cc)             Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(dd)            Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities (in material compliance with applicable laws) at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ee)             Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent.

(ff)              Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any “Sanctions,” which shall include but are not limited to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the Company will not, directly or indirectly, use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person known by the Company to currently be subject to any Sanctions, including but not limited to U.S. sanctions administered by OFAC.

(gg)            Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan or omnibus long-term incentive plan was granted (i) in accordance with the terms of such plan in all material respects and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan or omnibus long-term incentive plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or the Subsidiaries or their financial results or prospects.

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(hh)            Money Laundering. The operations of the Company and its Subsidiaries are conducted in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), except where the failure to be in such compliance would not result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(ii)               Information Technology. The Company’s and the Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) operate and perform in all material respects as required in connection with the operation of the business of the Company and the Subsidiaries as currently conducted. The Company and the Subsidiaries maintain commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”) processed and stored thereon, and to the knowledge of the Company, there have been no breaches, incidents, violations, outages, compromises or unauthorized uses of or accesses to same, except for (i) those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same or (ii) those that would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all applicable judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except for any such noncompliance that would not have a Material Adverse Effect.

(jj)               Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(kk)             Regulatory. Except as described in the Registration Statement and the Prospectus, as applicable, the Company and its Subsidiaries (i) have not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting noncompliance with any laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required to conduct the Company’s business as presently conducted (“Authorizations”); (ii) possess all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iii) have not received any written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take, action to limit, suspend, materially modify or revoke any Authorizations nor is any such limitation, suspension, modification or revocation threatened; (iv) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission); and (v) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority, except in the case of each of clauses (i) through (v), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(ll)               Material Agreements. The agreements and documents described in the Registration Statement or Prospectus conform in all material respects to the descriptions thereof contained or incorporated by reference therein and conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable at the time filed, and were filed on a timely basis with the Commission; there are no agreements or other documents required by the Securities Act and the rules and regulations thereunder to be described in the Prospectus or to be filed with the Commission as exhibits to the Registration Statement or to be incorporated by reference in the Registration Statement or Prospectus, that have not been so described or filed or incorporated by reference.

3.2              Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

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(a)               Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof or thereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)               Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(c)               Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)               Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)               Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the reports filed with the Commission and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Placement Agent, nor any Affiliate of the Placement Agent, has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Such Purchaser further acknowledges that there have been no representations, warranties, covenants and agreements made to such Purchaser by the Company or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Agreement. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent, nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

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(f)                Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Placement Agent, the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Purchaser (or its broker or other financial representative) to effect Short Sales or similar transactions in the future.

(g)               General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(h)               Non-Foreign Person. Purchaser acknowledges that the Company must assess potential foreign ownership, control, or influence related to potential investments into the Company, and the Purchaser represents that it is not a “foreign person” within the meaning of Treasury Regulations Section 1.1445-2.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

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ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1              Legends. The Shares shall be issued free of restrictive legends.

4.2              Warrant Shares. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all restrictive legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares by the holders thereof, the Company shall promptly notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use commercially reasonable efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants or until their earlier exercise or redemption in full.

4.3              Furnishing of Information. Until the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act so long as the Company is then subject to the reporting requirements of the Exchange Act.

4.4              Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that the Company believes would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5              Securities Laws Disclosure; Publicity. The Company shall file with the Commission on or before the Closing Date a Current Report on Form 8-K, including the required Transaction Documents as exhibits thereto. From and after the date of such filing, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or Affiliates in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the date of such filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees or Affiliates, on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser, in any filing with the Commission or any regulatory agency or Trading Market or in any press release, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.6              Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.5, the Company covenants and agrees that neither it, nor any of its officers, directors, employees or Affiliates, will provide any Purchaser or any Purchaser’s agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or Affiliates delivers any material, non-public information to a Purchaser in connection with the transactions contemplated by the Transaction Documents without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of the Subsidiaries, or any of their respective officers, directors, employees or Affiliates, or a duty to the Company, any of the Subsidiaries or any of their respective officers, directors, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such material non-public information with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7              Use of Proceeds. The Company expects to use the net proceeds from the sale of the Securities for working capital and general corporate purposes, including to fund any redemption repayments initiated by the holders under the Streeterville Notes.

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4.8              Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, employees and affiliates (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur caused by or based upon (a) any breach of any of the representations, warranties covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). The Company will indemnify each Purchaser Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, caused by or based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, any Issuer Free Writing Prospectus, the Prospectus, the Prospectus Supplement or any amendment or supplement thereto, or caused by or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser Party furnished in writing to the Company by such Purchaser Party expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (x) the employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (z) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (1) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (2) to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9              Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares and the Warrant Shares pursuant to this Agreement and the Warrants.

4.10          Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Nasdaq Capital Market, and prior to the Closing, the Company shall apply to list or quote all of the Shares and, if issued, the Warrant Shares on the Nasdaq Capital Market and promptly secure the listing of all of the Shares and Warrant Shares on the Nasdaq Capital Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and, if issued, the Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. For so long as the Company maintains a listing or quotation of the Common Stock on a Trading Market, the Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

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4.11            Lock-Up. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements without obtaining the prior consent of the Placement Agent, except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Lock-Up Agreement.

4.12            Subsequent Equity Sales.

(a)               From the date hereof until 60 days after the Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents or file any registration statement or any amendment or supplement thereto relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (other than a registration statement on Form S-8), in each case other than as contemplated by this Agreement.

(b)               Notwithstanding the foregoing, Section 4.12(a) shall not apply in respect of:

(i)               an Exempt Issuance;

(ii)              any offering of Common Stock and/or Common Stock Equivalents in which the Placement Agent is acting as lead or joint placement agent or underwriter and shall not apply to issuances of shares of Common Stock for which the obligation to issue such shares has been disclosed in the SEC Reports before the date hereof; provided, however, that such securities are issued as “restricted securities” (as defined in Rule 144 of the Securities Act) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.12(a) or

(iii)             Common Stock offered and sold pursuant to the Company’s sales agreement with B. Riley Securities, Inc. in connection with the Company’s existing “at the market offering,” as described in the prospectus supplements filed by the Company with the Commission on August 16, 2021, March 28, 2022 and August 4, 2022, on or after the date that is 45 days after the Closing Date and at a price per share equal or greater than the portion of the Per Share and Warrant Purchase Price allocable to one share of Common Stock sold hereunder.

4.13            Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. For clarification purposes, (a) this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise and (b) participation in future offerings shall not be considered consideration under this Section 4.13.

4.14           Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly disclosed as described in Section 4.5. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in this Agreement, including the schedules hereto. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly disclosed as described in Section 4.5, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly disclosed as described in Section 4.5 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or the Subsidiaries after the transactions contemplated by this Agreement are first publicly disclosed as described in Section 4.5. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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ARTICLE V.

MISCELLANEOUS

5.1              Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before September 30, 2022; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2              Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3              Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously disclose such information in accordance with applicable law and file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.5              Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased a majority in interest of the Securities based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Shares and the Company.

5.6              Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8              No Third-Party Beneficiaries. The Placement Agent shall be the third-party beneficiary of the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

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5.9              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10            Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of two (2) years from the Closing.

5.11            Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13            Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant.

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5.14            Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15            Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents or has freely elected not to be represented by counsel after having been advised of the desirability to engage such counsel. For reasons of administrative convenience only, each Purchaser and its counsel have chosen to communicate with the Company through the legal counsel of the Placement Agent. The legal counsel of the Placement Agent does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.16            Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.17           Currency. Unless otherwise stated, all dollar amounts and references to “$” in this Agreement refer to the lawful currency of the United States.

5.18            Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.19            WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

 INTRUSION INC.

Address for Notice:

By:__________________________________________ Name: Anthony Scott Title: President and Chief Executive Officer	101 East Park Blvd. Suite 1200 Plano, Texas 75074 E-mail: Kimberly.Pinson@intrusion.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO INTZ SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Title of Authorized Signatory (if not a natural person)

Address for Notice to Purchaser:

EIN Number or Social Security Number of Purchaser:

DTC Participant Number (if applicable) or other instructions for delivery of Shares:

Maximum Subscription Amount ($):	$

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Schedule A

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Exhibit A

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Exhibit B

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